UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 13, 2006
                Date of Report (Date of earliest event reported)

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                            PRO-PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)

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            NEVADA                    000-32877                 04-3562325
 (State or Other Jurisdiction  (Commission File Number)       (IRS Employer
      of Incorporation)                                    Identification No.)

                                 7 WELLS AVENUE
                              NEWTON, MASSACHUSETTS
                                      02459
               (Address of Principal Executive Offices) (Zip Code)

                                 (617) 559-0033
                         (Registrant's telephone number,
                              including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On November 13, 2006, Pro-Pharmaceuticals, Inc. issued a press release entitled "Pro-Pharmaceuticals Reports Third Quarter 2006 Results," a copy of which is furnished with this Current Report on Form 8-K. This information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

 Exhibit Number 99.1*

Press Release dated November 13, 2006, entitled "Pro-Pharmaceuticals Reports Third Quarter 2006 Results"

*filed herewith

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PRO-PHARMACEUTICALS, INC.

                                     By: /s/ Carl L. Lueders
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                                         Carl L. Lueders
                                         Chief Financial Officer

Date: November 13, 2006


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                                  EXHIBIT INDEX


Exhibit
Number     Exhibit
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99.1*      Press release dated November 13, 2006, entitled
           "Pro-Pharmaceuticals Reports Third Quarter 2006 Results"

* filed herewith